GulfMark Offshore, Inc GulfMark Offshore, Inc August 2012 Investor Presentation August 2012 Investor Presentation Exhibit 99.1

Forward Looking Statements
Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements
Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could”
or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-
looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company’s filings with the SEC, including the registration statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NYSE: GLF                                                   www.GulfMark.com

Long Term Revenue & EBITDA Long Term Revenue & EBITDA (in millions of dollars) (in millions of dollars) 3 * Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation

4 Total Revenue in Backlog Total Revenue in Backlog (in thousands of dollars) (in thousands of dollars)

Global Vessel Diversification
Global Vessel Diversification
Revenue Breakout by Region
– Twelve Months Ended June
30, 2012
US Gulf
PSV                16
FSV/Crew       3
Mexico
AHTS               2
Trinidad
PSV                    1
FSV/Crew        1
West Africa
AHTS              2
Brazil
PSV                   7
SpV                  1
North Sea
PSV               20
AHTS 1
SpV 1
Worldwide
PSV 47
AHTS 17
FSV/Crew 4
SpV 2
Total 70
SE Asia
PSV 3
AHTS 12

Benefits of Geographic Diversification Benefits of Geographic Diversification 6

Gulf of Mexico:
Gulf of Mexico:
Deepwater Utilization on Recovery
Deepwater Utilization on Recovery

Decreased Exposure to U.S. Gulf of Mexico by Approximately 50%
—
Lower Utilization, but also Lower Revenue Exposure in the U.S. Gulf of Mexico
Option Value of Positioning Vessels on Short-Term Contracts in Trinidad
—
Ability to Quickly Capitalize on a Recovery in the U.S. Gulf of Mexico
Supply Constraint  of Deepwater Vessels
—
Due to the Disproportionate Movement of Higher Specification Vessels Out of the Gulf
of Mexico as Compared to Lower Specification Vessels
Vessel Differentiation Based on Safety, Quality, and Training
—
Due to the Deepwater Horizon Event, we Anticipate a Preference for Our Highly
Trained Mariners and the Modern Safety Equipment on Our Vessels
Modifying Certain Vessels in Existing Fleet in Anticipation of U.S. Gulf of
Mexico Recovery

The GulfMark Fleet The GulfMark Fleet 8

Young & Versatile Fleet Young & Versatile Fleet 9 Number of Vessels We Built Per Year

Vessel Dispositions Demonstrate
Vessel Dispositions Demonstrate
Long-Term Value
Long-Term Value
Vessel
Name
Year of
Sale
Year
Built
Age at
Disposal
Sales
Price
Original
Cost
Sales Price as a
Percentage of
Original Cost
Albacore 2012 2008 4 7,000,000       5,983,952       117%
Swordfish 2012 2009 3 8,775,000       8,328,295       105%
Sailfish 2012 2007 5 8,350,000       6,900,000       121%
Bluefin 2012 2008 3 6,350,000       6,019,100       105%
Highland Pioneer 2011 1983 28 2,850,000       4,699,301       61%
North Traveller 2010 1998 12 18,692,000      17,775,436     105%
Seapower 2010 1974 36 380,000          1,355,389       28%
Sea Searcher 2009 1976 33 2,000,000       1,298,096       154%
Highland Sprite 2009 1986 23 5,075,000       6,935,050       73%
Sefton Supporter 2009 1971 38 1,029,000       909,535          113%
North Fortune 2008 1983 25 19,000,000      9,955,746       191%
Sea Eagle 2008 1976 32 2,000,000       985,754          203%
Sem Valiant 2008 1981 27 2,600,000       2,798,898       93%
North Crusader 2008 1984 24 19,000,000      12,380,504     153%
Sea Diligent 2008 1981 27 3,950,000       2,805,178       141%
Sea Endeavor 2007 1981 26 2,500,000       2,573,100       97%
Sea Explorer 2007 1981 26 5,125,000       2,821,841       182%
Sem Courageous 2007 1981 26 2,500,000       2,132,069       117%
North Prince 2007 1978 29 5,650,000       7,212,539       78%
Sentinel 2006 1979 27 7,400,000       4,733,578       156%
Highland Patriot 2006 1982 24 10,800,000      7,289,049       148%
Average Age 23 Total Average 122%

Worldwide Vessel Fleet by Category
Worldwide Vessel Fleet by Category

Source: RS Platou - Global Support Vessel Monthly – July 2012
Size (bhp) Category Spec Size (m2) Category Spec
< 10,000 AHTS Small Low-end < 500 PSV Small Low-end
10,000-15,999 AHTS Medium Low-end 500-899 PSV Medium High-end
16,000-19,999 AHTS Large High-end > 900 PSV Large High-end
> 19,999 AHTS X-Large High-end
Vessel categorization
AHTS PSV
GulfMark Vessel Focus

Building For Our Future
Building For Our Future

Significant number of new generation rigs on order
Increasing Activity both in the North Sea and New Frontiers
Industry call for higher specification vessels to meet increasing regulatory demands:
• Deeper Waters and Harsher Environments
• Increased cargo carrying capacity and flexibility
• Enhanced Green Footprint and offering greater safety support greater

Remontowa Shipyard, Poland
Delivery Q2/2013       Q3/2013
Two MMC 887 CD 1000m² Deck Area DP II
MAIN PARTICULARS
Large Cargo Capacities
LOA 88.93 m
Beam 18.80 m
Depth 7.40 m
DWT 5100 T
Max Draft 6.05 m
Speed 14.30 kts
FiFi System
Tank Cleaning System
Oil Recovery
SPS Code
Green Passport*
41 Berths
Gym
Recreational Lounges
Total Power 6800 kW
Propulsion Diesel electric    2 x 2000 kW Azimuth
Thrusters 1 x 910   kW Bow Tunnel
1 x 800   kW Retractable Azimuth
New Build Program Announced
New Build Program Announced

One MMC 879 CD 846m² Deck Area DPII
Total Power 6800 kW
Propulsion Diesel electric     2 x 2000 kW Azimuth
Thrusters 2 x 910   kW Bow Tunnel
MAIN PARTICULARS
Large Cargo Capacities
LOA 79.45 m
Beam 16.80 m
Depth 7.40 m
DWT 4000 T
Max Dr 6.00 m
Speed 14.00 kts
FiFi System
Tank Cleaning System
Oil Recovery
SPS Code
Green Passport
29 Berths
Gym
Recreational Lounges
Remontowa Shipyard, Poland
Delivery Q3/2013
New Build Program Cont’d
New Build Program Cont’d

Two UT 755 XL 715m² Deck Area DPII
Total Power 5580 kW
Propulsion Conventional     2 x 2790 kW CPP
Thrusters 2 x 590   kW Stern Tunnel
2 x 660   kW Bow Tunnel
MAIN PARTICULARS
Large Cargo Capacities
LOA 74.95 m
Beam 16.00 m
Depth 7.00 m
DWT 3000 T
Max Dr 5.80 m
Speed 14.50 kts
FiFi System
Tank Cleaning System
Oil Recovery
SPS Code
Green Passport*
25 Berths
Gym
Recreational Lounges
Rosetti Shipyard, Italy
Delivery Q4/2013 Q1/2014
New Build Program Cont’d
New Build Program Cont’d

Two ST-216 Arctic 1050m² Deck Area DPII
Total Power 8400 kW
Propulsion Diesel electric     2 x 2600  kW CRP
Thrusters 2 x 1100  kW Bow Tunnel
1 x 883    kW Retractable
Azimuth
MAIN PARTICULARS
Large Cargo Capacities
LOA 92.60 m
Beam 19.20 m
Depth 8.40 m
DWT 4700 T
Max Dr 6.85 m
Speed 17.00 kts
Ice Classed
Winterized
Rescue
Oil Recovery
Tank Cleaning System
SPS Code
Green Passport
40 Berths
Gym
Recreational Lounges
Siemek A/S Shipyard, Flekkefjord, Norway
Delivery Q2/2013 Q4/2013
New Build Program Cont’d
New Build Program Cont’d

New Build Program Cont’d
New Build Program Cont’d
Two 280 Class Large PSV - DPII
MAIN PARTICULARS
Large Cargo Capacities
LOA 271 ft
Beam 58 ft
Depth 20 ft
DWT 3500 T
BHP                        5364
FiFi System
Diesel Electric Powered
Total Power 7350 kW
•U.S. Flagged – U.S. GOM is Anticipated Destination
•Expected Delivery – Q3/2013 and Q4 2013

New Build Program Cont’d
New Build Program Cont’d
Two 300 Class Large PSV - DPII
MAIN PARTICULARS
Large Cargo Capacities
LOA 286 ft
Beam 62 ft
Depth 20 ft
DWT 5300 T
BHP                        8160
FiFi System
Diesel Electric Powered
•U.S. Flagged – U.S. GOM is Anticipated Destination
•Expected Delivery – Q4/2014 and Q1 2015

Planned Locations for New Build Vessels Planned Locations for New Build Vessels (Map of North Sea) (Map of North Sea) 19

Stretch Project Stretch Project 20

Financial Information Financial Information 21

22 Consistent Reduction in Consistent Reduction in Net Debt Position Net Debt Position

Strong Customer Base Strong Customer Base 23 Note: Percentages Based on Vessel Count as of August 13, 2012

Quarter Ended June 30, 2012
Quarter Ended June 30, 2012
(in thousands of dollars) (in thousands of dollars)
Revenues $    45,376 $  15,041 $       44,467 104,884
Direct operating expenses 20,659 46% 4,747 32% 23,440 53% 48,846 47%
Drydock expense 2,233
5%
(161)
(1%)
5,567
13%
7,639
7%
General and administrative expenses (Regional) 3,388 7% 789 5% 2,518 6% 6,694 6%
General and administrative expenses (Corporate) -
0%
-
0%
-
0%
5,302
5%
Depreciation expense 4,749
10%
2,680
18%
6,851
15%
14,850
14%
(Gain) loss on sale of assets / Other special items - 0% - 0% (3,676) -8% (3,676) 4%
Operating Income $    14,347
32%
$    6,986
46%
$         9,767
22%
$      25,229
24%
Pre-Gain Operating Income $    14,347
32%
$    6,986
46%
$         6,091
14%
$      21,553
21%
EBITDA (Pre Gain) $    19,096
42%
$    9,665
64%
$       12,942
29%
$      36,403
35%
Interest expense (4,840)
Interest income 87
Loss on extinguishment of debt (1,711)
Foreign currency gain (loss) and other (1,551)
Income before income taxes $      17,214
Income tax benefit (provision) (3,150)
18%
Net Income $      14,064
Diluted Earnings Per Share $         0.53
Diluted Earnings Per Share (Before Special Items) $         0.40
Weighted average diluted common shares
26,261
Consolidating Income Statement for the Three Months Ended Jun 30, 2012
North Sea
Southeast
Asia Americas Total

Investment Highlights
Investment Highlights
Industry Leaders in HSE Performance & People Development
Strong Demand for Modern Offshore Marine Equipment
Global Presence and Operations Expertise
Financial Stability & Flexibility to Pursue Opportunities
Growth through Acquisition and New Construction
Young, Versatile, High-Specification Fleet

Reconciliation of Adjusted EBITDA
Reconciliation of Adjusted EBITDA

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment.  Adjusted
EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry.  However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 TTM
Net (loss) income $24.0 $0.5 ($4.6) $38.4 $89.7 $99.0 $183.8 $50.6 ($34.7) $49.9 $49.0
Interest expense, net 10.9 12.8 17.0 18.4 14.4 4.8 12.8 19.9 20.7 21.6 23.9
Income tax (benefit) 3.0 0.2 (6.5) 3.4 3.0 30.2 11.7 (2.1) (12.7) 4.7 5.5
Depreciation & Amortization 21.4        28.0        26.1        28.9        28.5        30.6        44.3         53.0         57.0 59.6 59.8
EBITDA 59.3 $      41.5 $      32.0 $      89.1 $      135.6 $    164.6 $    252.6 $    121.5 $    30.2 $     135.8 $    138.2 $
Adjustments:
Impairment -              -              -              -              -              -              -              46.2         97.7        1.8          1.8
Debt refinancing costs -              -              6.5          -              -              -              -              -              -             -             3.6
Accounting Change -              -              7.3          -              -              -              -              -              -             -             -
Other (2.5)         1.3          (1.5)         (0.5)         0.1          0.3          (1.6)         1.2          (0.1)         2.3          3.4
Adjusted EBITDA $56.8 $42.8 $44.3 $88.6 $135.7 $164.9 $251.0 $168.8 $127.8 $139.9 $147.0